UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange

Warrants	SKIL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

This Amendment No. 1 on Form 8-K/A (the “Amended Form 8-K”) amends the Current Report on Form 8-K filed by Skillsoft Corp. (the “Company”) with the Securities and Exchange Commission on April 5, 2022 (the “Original Form 8-K”). The Original Form 8-K reported the completion of the mergers (“Mergers”) pursuant to that certain Agreement and Plan of Merger, by and among the Company, Ryzac, Inc., a Delaware corporation (“Codecademy”), Skillsoft Finance II, Inc., a Delaware corporation (the “Borrower”), Skillsoft Newco I, Inc., a Delaware corporation and direct wholly-owned subsidiary of Borrower (“Merger Sub I”), Skillsoft Newco II, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Borrower (“Merger Sub II”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative of the equity holders of Codecademy. Pursuant to the completion of the Mergers, the Company acquired Codecademy on April 4, 2022.

This Amended Form 8-K is being filed solely to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this Amended Form 8-K has been presented for informational purposes only, as required by Item 9.01 of Form 8-K. It does not purport to represent the actual results of operations that the Company and Codecademy would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Mergers. Except as described in this Amended Form 8-K, all other information in the Original Form 8-K remains unchanged.

Item 9.01.  Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Codecademy as of and for the years ended December 31, 2021 and 2020 and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined condensed balance sheet of the Company as of January 31, 2022, giving effect to the Mergers as if they had been completed on January 31, 2022, and the unaudited pro forma combined condensed income statement of the Company for the fiscal year ended January 31, 2022, giving effect to the Mergers as if they had been completed on February 1, 2021, and the notes related thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Ryzac, Inc. (D.B.A. Codecademy) audited financial statements as December 31, 2021 and 2020
99.2	Unaudited Pro Forma Condensed Combined Financial Information
104	The cover page from this Amendment No. 1 on Form 8-K/A, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2022

SKILLSOFT CORP.

By:	/s/ Gary W. Ferrera
Gary W. Ferrera Chief Financial Officer